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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               -----------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 11, 1999


                         PENNCORP FINANCIAL GROUP, INC.
               (Exact name of Registrant as specified in charter)


          DELAWARE                        1-11422                13-3543540
(State or other jurisdiction     (Commission file number)     (I.R.S. employer
     of incorporation)                                       identification no.)

                 c/o SOUTHWESTERN FINANCIAL SERVICES CORPORATION
                            717 NORTH HARWOOD STREET
                              DALLAS, TEXAS 75201
                    (Address of principal executive offices)


      Registrant's telephone number, including area code: (214) 954-7111


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ITEM 5. OTHER EVENTS.

          On June 11, 1999, PennCorp Financial Services, Inc. ("PennCorp"), a subsidiary of PennCorp Financial Group, Inc., executed a Stock Purchase Agreement (the "Purchase Agreement") by and between PennCorp and Allegiance Telecom, Inc. ("Allegiance"), pursuant to which Allegiance has agreed to purchase, subject to the conditions contained therein, all of the outstanding shares of Kivex, Inc., a subsidiary of PennCorp, for a purchase price of $34.5 million in cash. A copy of the Purchase Agreement is filed as an exhibit to this Form 8-K.

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

          10.1 - Purchase Agreement dated June 11, 1999, by and between PennCorp Financial Services, Inc. and Allegiance Telecom, Inc.

          99.1 -    Press Release.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PENNCORP FINANCIAL GROUP, INC.



                                      By: /s/ SCOTT D. SILVERMAN
Date: June 18, 1999                       -------------------------------
                                          Scott D. Silverman
                                          Executive Vice President and Secretary
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                                 EXHIBIT INDEX


EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
 10.1          Stock Purchase Agreement

 99.1          Press Release